iShares®

iShares Trust

Supplement dated December 2, 2020 (the “Supplement”)

to the Statement of Additional Information (the “SAI”) dated

June 29, 2020 (as revised September 30, 2020

and as supplemented October 28, 2020)

for the iShares Short Treasury Bond ETF (SHV) (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the SAI for the Fund.

Effective December 2, 2020, the number of shares in a Creation Unit and the approximate value of one Creation Unit of the Fund are as follows:

Fund Name	Creation Unit Size	Approximate Value of a Creation Unit as of December 1, 2020
iShares Short Treasury Bond ETF	10,000 shares per unit	$1,105,000

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.	IS-A-SHV-1220

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